UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

Comarco, Inc.

(Exact name of registrant as specified in its charter)

000-05449

(Commission File Number)

California	95-2088894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 599-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously disclosed, on September 26, 2008, Comarco, Inc. (the “Company”) and its subsidiary Comarco Wireless Technologies, Inc. (“CWT” and, together with the Company, the “Seller Parties”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Ascom Holding AG (“Ascom Holding”) and its subsidiary Ascom Inc. (the “Purchaser,” and together with Ascom Holding, the “Purchaser Parties”) whereby the Seller Parties agreed to sell to Purchaser substantially all of the assets related to CWT’s wireless test solutions (“WTS”) business. Pursuant to the terms of the Purchase Agreement, the Company agreed in connection with the closing (the “Closing”) of the asset sale to deposit a portion of the cash purchase price into an escrow agreement.

On January 6, 2009 and in connection with the Closing, the Seller Parties and the Purchaser Parties entered into a revised form of escrow agreement (the “Revised Escrow Agreement”) whereby a total of $1,275,000 of the cash purchase price was deposited into a general indemnity escrow fund as security for the general indemnification rights of the Purchaser Parties. The Revised Escrow Agreement eliminated the excluded liability escrow fund which was contemplated by the original form of escrow agreement and, accordingly, the amount placed in escrow at the Closing was $1,275,000, instead of $1,775,000, as contemplated by the original form of escrow agreement.

The foregoing description of the Revised Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Escrow Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 6, 2009, the Seller Parties closed the sale to the Purchaser of substantially all of the assets related to the WTS business pursuant to the Purchase Agreement. The assets sold to Purchaser include certain inventory, accounts receivable, fixed assets, intellectual property related to the WTS business, specified contracts, rights under a real property lease, business names, and goodwill relating solely to the WTS business. In addition, under the Purchase Agreement, the Purchaser assumed certain liabilities related directly and solely to the WTS business and the purchased assets, including balance sheet liabilities relating solely to the WTS business that were outstanding at the Closing, liabilities related to transferred or assumed contracts or agreements, liabilities for product warranty or service claims, taxes related to the assets being purchased, liabilities for accrued but unpaid vacation for certain employees, certain liabilities, contracts and obligations, trade accounts and liabilities for unfilled purchase orders.

The cash purchase price paid to the Seller Parties at the closing was $12,750,000, of which $1,275,000 was deposited with an escrow agent under the Revised Escrow Agreement. The consideration paid to the Company under the Purchase Agreement was negotiated between representatives of the Company and representatives of the Purchaser Parties.

The Company had a cooperative alliance with Ascom Holding to develop, market and support next generation wireless network QoS optimization and test measurement systems. This arrangement was terminated by the parties in connection with the Closing.

Commencing with its Annual Report on Form 10-K for the fiscal year ending January 31, 2009, the Company will account for the operations of the WTS business as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Risks of Remaining Business

By completing the sale of substantially all of the WTS assets as contemplated by the Purchase Agreement, the Company will no longer be engaged in the WTS business, which accounted for a significant portion of the Company’s revenues for the fiscal year ended January 31, 2008 and for the nine months ended October 31, 2008. As a result of the sale of the Company’s WTS assets as described above, the Company’s ChargeSource® business remains the Company’s sole operating business. Accordingly, the Company’s future profitability and results of operations will be dependent on this line of business and will be subject to various risks and uncertainties. Many important risks and factors could adversely impact the Company’s ChargeSource® business and the Company’s results of operations, including but not limited to:

•	the current economic slowdown which could adversely impact demand for the Company’s ChargeSource® products and the Company’s ability to accurately estimate such demand;

•	the Company’s reliance on a limited number of customers for a significant portion of sales of its ChargeSource® products;

•	difficulties and delays associated with the Company’s efforts to obtain cost reductions and to reduce the time to market for its ChargeSource® products;

•	risks of third parties infringing our intellectual property;

•	risks and uncertainties related to the Company’s ability to develop and introduce new ChargeSource® products successfully and market acceptance of such new products; and

•	risks associated with increased competition.

In addition to the risks and uncertainties above, other risks, uncertainties and factors could impact the Company’s business, including, without limitation, those set forth under Item Part I, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2008 filed with the SEC and those contained in the Company’s other filings with the SEC.

Item 7.01	Regulation FD Disclosure.

On January 7, 2009, the Company issued a press release announcing that it had closed the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)(1) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information, including a condensed consolidated statement of operations for the year ended January 31, 2008 and the nine months ended October 31, 2008 and a condensed consolidated balance sheet as of October 31, 2008 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Comarco, Inc., Comarco Wireless Technologies, Inc., Ascom Holding AG and Ascom Inc. dated as of September 26, 2008 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 29, 2008).

99.1	Escrow Agreement dated January 6, 2009 by and among Comarco, Inc., Comarco Wireless Technologies, Inc., Ascom Holding AG, Ascom Inc. and U.S. Bank National Association.

99.2	Press Release dated January 7, 2009.

99.3	Unaudited pro forma condensed consolidated financial information, including condensed consolidated statements of operations for the year ended January 31, 2008 and nine months ended October 31, 2008 and a condensed consolidated balance sheet as of October 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC. (Registrant)

Date: January 12, 2009	By:	/s/ WINSTON E. HICKMAN
Winston E. Hickman
Chief Financial Officer

EXHIBIT INDEX

2.1	Asset Purchase Agreement by and among Comarco, Inc., Comarco Wireless Technologies, Inc., Ascom Holding AG and Ascom Inc. dated as of September 26, 2008 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 29, 2008).

99.1	Escrow Agreement dated January 6, 2009 by and among Comarco, Inc., Comarco Wireless Technologies, Inc., Ascom Holding AG, Ascom Inc. and U.S. Bank National Association.

99.2	Press Release dated January 7, 2009.

99.3	Unaudited pro forma consolidated financial information, including condensed consolidated statements of operations for the year ended January 31, 2008 and the nine months ended October 31, 2008 and a condensed consolidated balance sheet as of October 31, 2008.